UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2025

Avidity Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Callan Road

San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 401-7900

(Registrant’s telephone number, include area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Avidity Biosciences, Inc., (the “Company”), entered into an Agreement and Plan of Merger, dated as of October 25, 2025 (the “Merger Agreement”), with Novartis AG, a company limited by shares (Aktiengesellschaft) incorporated under the laws of Switzerland (“Parent”) and Ajax Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent.

In connection with the Merger, certain employees of the Company (including certain of its named executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (“Section 280G” and the “Code,” respectively). To mitigate the potential impact of Section 280G and Section 4999 of the Code on the Company and its applicable executive officers, on December 14, 2025, the Company’s Board of Directors (the “Board”) approved the acceleration into December 2025 of the vesting and payments of certain equity awards and annual cash bonuses, respectively, that otherwise would have been payable to Ms. Boyce, Dr. Flanagan, Ms. McCarthy and Mr. Moriarty and certain other Company executives (collectively, the “Affected Executives”) on or prior to the closing of the Merger or otherwise in 2026. These actions are intended to benefit the Company by preserving potential compensation-related corporate income tax deductions for the Company that otherwise might be disallowed through the operation of Section 280G and to mitigate the amount of excise tax that may be payable by the Affected Executives pursuant to Section 4999 of the Code.

The approved accelerated vesting and payments consisted of the following forms, to the extent applicable to each Affected Executive: (a) payment of the Affected Executive’s fiscal year 2025 annual bonus that otherwise would be payable in 2026 (“Accelerated Bonus”); (b) vesting and settlement in shares of Company common stock (“shares”) of certain Company restricted stock units held by the Affected Executive (“Accelerated RSUs”); and (c) vesting and settlement in shares of certain Company performance-vesting restricted stock units (“Accelerated PSUs”) held by the Affected Executives.

The Accelerated Bonus, Accelerated RSUs and Accelerated PSUs (collectively, the “Accelerated Amounts”) represent payments or amounts the Affected Executive otherwise would have been entitled to receive upon the consummation of the Merger or otherwise in 2026. Therefore, there will be no duplication of payments. All Accelerated Amounts will be reduced by applicable tax withholdings and are subject to the terms of the Accelerated Payments and Clawback Agreements (described below).

Specifically, the Board approved for each Affected Executive who is a named executive officer the following accelerated vesting and payments:

•	For Ms. Boyce, (a) an Accelerated Bonus in the amount of $683,010 and (b) 31,000 Accelerated PSUs.

•	For Dr. Flanagan, (a) an Accelerated Bonus in the amount of $371,520 and (b) 27,500 Accelerated PSUs.

•	For Ms. McCarthy, (a) an Accelerated Bonus in the amount of $323,865 and (b) 39,000 Accelerated PSUs.

•	For Mr. Moriarty, (a) an Accelerated Bonus in the amount of $354,375 and (b) 56,000 Accelerated PSUs.

No named executive officer received Accelerated RSUs.

In connection with the accelerated vesting and payments described above, each Affected Executive has signed an Accelerated Payments and Clawback Agreement providing that the Affected Executive’s accelerated payments are subject to certain repayment conditions. Generally, if an Affected Executive’s employment with the Company is terminated for “cause” or voluntarily by the Affected Executive other than for “good reason” prior to the date on which the applicable payment would have been made (or, if later, prior to December 31, 2029, in the case of the Accelerated PSUs) but for the payment of the relevant Accelerated Amount, then the Affected Executive would be required to repay to the Company the applicable Accelerated Amount.

The description of the Accelerated Payments and Clawback Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Accelerated Payments and Clawback Agreement, a copy of which is filed as Exhibit 10.1 herewith and is incorporated by reference herein.

Item 8.01 Other Events.

As previously disclosed, on November 21, 2025, the Company and Parent filed notification of the transactions contemplated by the Merger Agreement and the Spin-Off Agreements (as defined in the Merger Agreement and such transactions, the “Transactions”) with the Federal Trade Commission (the “FTC”) and the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”).

On December 17, 2025, the FTC granted a request for the early termination of the waiting period under the HSR Act. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the consummation of the Transactions. The consummation of the Transactions remains subject to completion of the separation of Atrium Therapeutics, Inc. (“SpinCo”) from the Company and the satisfaction or waiver of other customary closing conditions as described in the preliminary proxy statement filed by the Company with the SEC, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Accelerated Payments and Clawback Agreement.

104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

Additional Information and Where to Find It

In connection with the spin-off or sale of SpinCo and the Merger, Parent, the Company and SpinCo intend to file relevant documents with the SEC, including a definitive proxy statement to be filed by the Company. The definitive proxy statement and proxy card will be delivered to the stockholders of the Company in advance of the special meeting relating to the Transactions. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF PARENT AND THE COMPANY WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Parent and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Parent and the Company make available free of charge at Parent’s website at www.novartis.com/investors/financial-data/sec-filings and the Company’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Parent, the Company and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transactions. Information regarding the special interests of these directors and executive officers in the Transactions will be included in the definitive proxy statement referred to above. Security holders may also obtain information regarding the names, affiliations and interests of the Parent directors and executive officers in the Parent Annual Report on Form 20-F for the fiscal year ended December 31, 2024, which was filed with the SEC on January 31, 2025. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders, such changes have been reflected in the following Statements of Change in Ownership on Form 4 filed with the SEC: by Eric Mosbrooker, dated October 7, 2025, September 5, 2025 and August 8, 2025; by Steven Hughes, dated October 22, 2025, September 23, 2025, September 17, 2025, August 22, 2025, August 15, 2025 and August 8, 2025; by Teresa McCarthy, dated October 15, 2025, September 17, 2025 and August 15, 2025; by Michael Flanagan, dated September 12, 2025 and June 12, 2025; by Troy Wilson, dated September 9, 2025, August 8, 2025 and June 12, 2025; by Sarah Boyce, dated September 5, 2025 and August 29, 2025; by Kathleen Gallagher, dated September 2, 2025, June 18, 2025, June 4, 2025 and May 2, 2025; by Michael MacLean, dated August 15, 2025; by Arthur Levin, dated August 8, 2025 and June 12, 2025; by John Moriarty, dated August 5, 2025; by Noreen Henig, dated June 12, 2025; by Carsten Boess, dated June 12, 2025; by Edward Kaye, dated June 12, 2025; by Simona Skerjanec, dated June 12, 2025; by Tamar Thompson, dated June 12, 2025; and by Jean Kim, dated June 12, 2025. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Parent website at www.novartis.com/investors/financial-data/sec-filings and the Company’s website at investors.aviditybiosciences.com/sec-filings. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: December 17, 2025	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial Officer